                                                                   EXHIBIT 24.2

                               POWER OF ATTORNEY

   Whereas, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of preferred limited partnership interest in the Company to Price Communications Corporation and its subsidiaries.

   NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew
N. Halford, acting jointly, his true and lawful attorney-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney this 11th day of April, 2002.

                                          /s/  IVAN G. SEIDENBERG
                                          --------------------------------------
                                          Ivan G. Seidenberg

                               POWER OF ATTORNEY

   Whereas, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of preferred limited partnership interest in the Company to Price Communications Corporation and its subsidiaries.

   NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew
N. Halford, acting jointly, his true and lawful attorney-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney this 11th day of April, 2002.

                                          /s/  SIR CHRISTOPHER GENT
                                          --------------------------------------
                                          Sir Christopher Gent

                               POWER OF ATTORNEY

   Whereas, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of preferred limited partnership interest in the Company to Price Communications Corporation and its subsidiaries.

   NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew
N. Halford, acting jointly, his true and lawful attorney-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney this 11th day of April, 2002.

                                          /s/  LAWRENCE T. BABBIO, JR.
                                          --------------------------------------
                                          Lawrence T. Babbio, Jr.

                               POWER OF ATTORNEY

   Whereas, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of preferred limited partnership interest in the Company to Price Communications Corporation and its subsidiaries.

   NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew
N. Halford, acting jointly, his true and lawful attorney-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney this 11th day of April, 2002.

                                          /s/  KENNETH J. HYDON
                                          --------------------------------------
                                          Kenneth J. Hydon

                               POWER OF ATTORNEY

   Whereas, Cellco Partnership d/b/a Verizon Wireless, sole member of Verizon Wireless of Georgia LLC, general partner of Verizon Wireless of the East LP (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of preferred limited partnership interest in the Company to Price Communications Corporation and its subsidiaries.

   NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and Andrew
N. Halford, acting jointly, his true and lawful attorney-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney this 11th day of April, 2002.

                                          /s/  TOMAS ISAKSSON
                                          --------------------------------------
                                          Tomas Isaksson